UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 2 to
                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 21, 2005

                         Advanced Medical Institute Inc.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

           000-29531                                     88-0409144
    (Commission File Number)                 (IRS Employer Identification No.)


                          Level 1, 204-218 Botany Road
                               Alexandria NSW 2015
                                    Australia
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                (61) 2 9640 5253
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               (Registrant's telephone number including area code)

                            6767 W. Tropicana Avenue
                                    Suite 207
                            Las Vegas, NV 89103-4754
--------------------------------------------------------------------------------
                                (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

                                EXPLANATORY NOTE

We are filing this Amendment No. 2 to Periodic Report on Form 8-K/A dated March 21, 2005 (i) to amend the disclosure made in Item 4.01 relating to the description of the resignation of the Company's accountant and (ii) to amend and completely replace the Letter from Kyle L. Tingle, CPA, LLC regarding change in certifying accountant as Exhibit 16.1.

Item 4.01 - Changes in Registrant's Certifying Accountant

         (a) On May 26, 2005, the Company ended the engagement of Kyle L. Tingle, CPA, LLC ("Tingle") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

         Tingle's reports on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years were qualified as to uncertainty regarding the Company's ability to continue as a going concern. During the Company's fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

         The Company requested that Tingle furnish it with a letter addressed to the Company stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the amended letter dated July 12, 2005 is furnished by Tingle in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

         (b) On January 24, 2005, Lichter, Yu and Associates ("Lichter") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Lichter, the Company has not consulted with Lichter regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

 Item 9.01        Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit No.          Description

      16.1 Letter from Kyle L. Tingle, CPA, LLC dated July 12, 2005 regarding change in certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ADVANCED MEDICAL INSTITUTE INC.


                          By: /s/ Jacov (Jack) Vaisman
                              ------------------------
                          Name:  Jacov (Jack) Vaisman
                          Title: Chief Executive Officer

Dated: July 26, 2005



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